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                                                                     EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-3 (File No. 333-18929) and on Form S-8 (File Nos. 333-39299, 2-64600, 2-81590, 33-32692, 2-66654 and
33-54084).

                                                            /s/ Arthur Andersen

                                                            ARTHUR ANDERSEN LLP




Oklahoma City, Oklahoma
June 24, 1998